SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - April 22, 2008

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 22, 2008, Lockheed Martin Corporation announced its financial results for the quarter ended March 30, 2008. The press release is furnished as Exhibit 99 to this Form. Exhibit 99 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated April 22, 2008 (earnings release for the first quarter ended March 30, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Martin T. Stanislav
Martin T. Stanislav Vice President and Controller

April 22, 2008

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated April 22, 2008 (earnings release for the first quarter ended March 30, 2008).